UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2022

United Parcel Service, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15451	58-2480149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

      55 Glenlake Parkway, N.E., Atlanta, Georgia                30328
(Address of principal executive offices)                 (Zip Code)
Registrant’s telephone number, including area code (404) 828-6000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class B common stock, par value $0.01 per share	UPS	New York Stock Exchange

0.375% Senior Notes due 2023	UPS23A	New York Stock Exchange

1.625% Senior Notes Due 2025	UPS25	New York Stock Exchange

1% Senior Notes due 2028	UPS28	New York Stock Exchange

1.500% Senior Notes due 2032	UPS32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 4, 2022, the Compensation and Human Capital Committee of the Board of Directors (the “Committee”) of United Parcel Service, Inc. (the “Company”) approved the United Parcel Service, Inc. Key Employee Severance Plan (the “Plan”). The following description of the Plan relates only to our principal executive officer, principal financial officer, and other currently employed named executive officers (collectively, the “NEOs”), each of whom is eligible to participate in the Plan, and is qualified in its entirety by reference to the Plan, which is incorporated herein by reference to Exhibit 10.1 to this Current Report on Form 8-K. Capitalized terms used but not defined in this description have the meanings in the Plan.
In general, the Plan will be administered by the Committee. The Plan provides for severance compensation and benefits upon certain terminations of employment of key employees of the Company, including the NEOs. The severance protections under the Plan replace cash severance benefits (if any) to which an NEO would have otherwise been entitled under their protective covenant agreements as previously disclosed.
The Plan in general provides that if the Company terminates the employment of an NEO other than due to “Cause,” “Disability Termination,” or death (a “Qualifying Termination”), the Company will pay:
•an amount in cash equal to a pro-rata portion of the NEO’s annual performance incentive award under our Management Incentive Program (“MIP Performance Award”) that would have been earned for the year of termination, based on actual performance for the full performance period, with the pro-rata portion calculated based on the number of months during which the NEO was employed by the Company during the applicable year;
•an amount in cash equal to one times (or, for the CEO, two times) the sum of the NEO’s annual base salary plus the NEO’s target MIP Performance Award in effect as of the termination date;
•if the NEO timely and properly elects continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), payment of the portion of the NEO’s monthly COBRA premium for the NEO and the NEO’s dependents that exceeds the premiums paid by the NEO for such coverage immediately prior to termination for up to 18 months following termination, or, in certain circumstances, an equivalent benefit (subject to certain tax-based limitations); and
•reasonable career counseling services up to $30,000.
In addition, with respect to restricted performance units (“RPUs”) granted under the Company’s Management Incentive Program (“MIP”) or the Company’s Long-Term Incentive Performance Program (“LTIP”), in each case granted on or after the effective date of the Plan, an NEO who experiences a Qualifying Termination will generally be entitled to the same treatment that would apply in the event of “retirement” under the terms of such awards. Under the terms of the most recently granted awards, in the event of “retirement,” a grantee is entitled to (1) full vesting for MIP RPUs, and (2) if the “retirement” occurs at least six months after the grant date, pro-rata vesting (based on actual performance for the full performance period) for LTIP RPUs. With respect to stock options granted to an NEO on or after the effective date of the Plan, such stock options (to the extent vested as of the date of the Qualifying Termination) will remain exercisable until the earlier of the first anniversary of the termination date and the original expiration date of the stock options.
As a condition to receiving the severance compensation and benefits described above, a participant will be generally required to timely sign and not revoke a customary release of claims in favor of the Company and its affiliates and comply with the terms of the Plan, including customary confidentiality, non-competition, and non-solicitation provisions. The Plan may be amended or terminated at any time by the Committee.

Item 5.07.     Submission of Matters to a Vote of Security Holders.
At the Company's Annual Meeting of Shareholders held on May 5, 2022, the following matters were submitted to a vote of the shareholders.

Election of Directors:
Votes regarding the election of 13 directors for a term expiring at the Company’s 2023 annual meeting of shareholders, or until their earlier resignation, removal or retirement, were as follows:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Carol B Tomé	1,287,006,926	32,554,989	6,263,128	108,263,053
Rodney C. Adkins	1,227,107,080	84,129,401	14,588,562	108,263,053
Eva C. Boratto	1,275,975,932	38,708,043	11,141,068	108,263,053
Michael J. Burns	1,261,687,642	52,441,036	11,696,365	108,263,053
Wayne M. Hewett	1,275,872,904	38,787,470	11,164,669	108,263,053
Angela Hwang	1,274,850,022	40,373,756	10,601,265	108,263,053
Kate E. Johnson	1,276,589,797	38,692,703	10,542,543	108,263,053
William R. Johnson	1,256,175,259	58,147,034	11,502,750	108,263,053
Ann M. Livermore	1,239,699,512	73,356,027	12,769,504	108,263,053
Franck J. Moison	1,277,916,159	35,521,499	12,387,385	108,263,053
Christiana Smith Shi	1,272,868,016	41,732,403	11,224,624	108,263,053
Russell Stokes	1,276,854,485	37,501,192	11,469,366	108,263,053
Kevin M. Warsh	1,274,538,398	40,337,103	10,949,542	108,263,053
Under the Company’s Bylaws, each of the director nominees was elected.

Approval of an Advisory Resolution on Named Executive Officer Compensation:
Votes regarding the approval, on an advisory basis, of the compensation of the Company’s named executive officers were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,217,704,491	87,312,193	20,808,359	108,263,053
The proposal passed.

Ratification of Accountants:
Votes regarding the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2022 were as follows:

FOR	AGAINST	ABSTAIN
1,380,869,445	47,334,447	5,884,204
The proposal passed.

Shareowner Proposals:
Votes on a shareowner proposal requesting the Board prepare an annual report on lobbying activities were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
387,300,075	923,245,560	15,279,408	108,263,053
The proposal did not pass.

Votes on a shareowner proposal requesting the Board prepare a report on the alignment of lobbying activities with the Paris Climate Agreement were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
432,987,745	869,820,738	23,016,560	108,263,053
The proposal did not pass.

Votes on a shareowner proposal to reduce the voting power of UPS class A stock from 10 votes per share to one vote per share were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
430,772,738	886,650,970	8,401,335	108,263,053
The proposal did not pass.

Votes on a shareowner proposal requesting the Company adopt independently verified science-based greenhouse gas emissions reduction targets were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
364,645,145	936,790,550	23,389,348	108,263,053
The proposal did not pass.

Votes on a shareowner proposal requesting the Board prepare a report on balancing climate measures and financial returns were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
129,029,759	1,170,300,905	26,494,379	108,263,053
The proposal did not pass.

Votes on a shareowner proposal requesting the Board prepare an annual report on diversity and inclusion efforts were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
480,040,306	825,293,692	20,491,045	108,263,053
The proposal did not pass.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

10.1	United Parcel Service, Inc. Key Employee Severance Plan
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARCEL SERVICE, INC.
Date:	May 9, 2022	By:	/s/ Norman M. Brothers, Jr.
Name: Norman M. Brothers, Jr.
Title: Executive Vice President, Chief Legal and Compliance Officer